Koffee Korner Inc.

To Issue and Sell Shares of Common Stock

Washington Boro, Pennsylvania - December 16, 2013 - In connection with the previously announced proposed merger of Cardax Acquisition, Inc., a wholly-owned subsidiary of Koffee Korner Inc. (the “Company”), with and into Cardax Pharma, Inc. (“Cardax Pharma”), a development stage life sciences company and a wholly-owned subsidiary of Cardax Pharmaceuticals, Inc., and as contemplated by the merger agreement, the Company expects to issue and sell shares of its common stock to certain investors on the closing date of the merger.

Additional information regarding Cardax Pharma has been filed by the Company with the Securities and Exchange Commission on a Current Report on Form 8-K today.

For additional information, please contact:

Austin Kibler

Chief Executive Officer

Koffee Korner Inc.

167 Penn Street

Washington Boro, Pennsylvania 17582

focusing on the source of inflammation 1 Investor Presentation TM

• C ardax is developing safe and effective oral anti - inflammatory products addressing multi - billion dollar chronic disease markets • Well positioned to capitalize on the large growth market for astaxanthin nutraceutical/pharmaceutical products • World - class manufacturing, distribution, and marketing partnership • Proprietary technology and IP rights including our patent portfolio creates substantial and defensible competitive advantages • Solid management team with strong operational and technical expertise INVESTMENT HIGHLIGHTS 2

Familiar diseases share a common cause INFLAMMATION • Osteoarthritis, RA, IBD, psoriasis • Dyslipidemia • Diabetes, Metabolic Syndrome • Liver Disease ( ASH/ NASH) • Thrombosis/Rethrombosis/CVD • Alzheimer ’ s, Neurodegeneration • Retinal Disease (AMD, Stargardt) • Prostatitis, Prostate Cancer WHY IS INFLAMMATION SO IMPORTANT? 3

• Excess oxidative stress inside cells at the mitochondrial level — which can be caused by many factors including, but not limited to, aging, obesity, and smoking — leads to the chronic and dysfunctional activation of cell - signaling pathways that produce inflammation . • Chronic inflammation in various tissues, such as the heart, lung, brain, liver, prostate, eye, and joints, manifests itself in common forms of disease . • Many drugs target inflammation, but: • Do not modulate the source of inflammation ; and instead • I nhibit the normal function of cell signaling pathways and other critical components of the body’s natural processes, leading to side - effects , such as infections. WHAT IS THE SOURCE OF INFLAMMATION? 4

Astaxanthin Powerful, Safe Anti - Inflammatory Treatment 5 Astaxanthin is a naturally occurring marine compound that, as described in greater detail in this presentation, is proven to reduce inflammation at its source, without the harmful side effects that are common with other anti - inflammatory pharmaceutical products, for example, steroids and NSAIDS.

Role of astaxanthin (ASTX) in various species ASTX makes salmon red, stronger, more resistant to infections, and increases fish reproduction Synthesized by microalgae (Haematococcus pluvialis), it protects the algae from environmental stress Krill eat microalgae and, in turn, are eaten by salmon and whales ASTAXANTHIN (ASTX) ASCENDS AND IS CRTICAL IN THE FOOD CHAIN 6

Salmon would be weaker and lack their color Lobsters would not be red The observations of the critical importance of astaxanthin in nature have led to more extensive research by the scientific community. WITHOUT ASTAXANTHIN 7

• M ore than 1,000 peer reviewed papers about astaxanthin have been published. More than 50 of these peer reviewed papers have been published by Cardax team members and collaborators , including 10 papers published by The American Journal of Cardiology. • There have been more than 27 human proof of concept (POC) clinical trials. • Astaxanthin reduces inflammation equivalent to a steroid. • Astaxanthin reduces elevated triglycerides equivalent to Lovaza /fish oil . ASTAXANTHIN – POWERFUL ANTI - INFLAMMATORY 8

ASTAXANTHIN REDUCES TNF–α IN INFLAMMATORY ANIMAL MODEL


TNF-alpha concentration (pg/ml)
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"AX"
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Figure 5. Effect of astaxanthin on TNF-α concentrations in the aqueous humor. The aqueous humor was collected 24 hours after LPS treatment. Each value represents the mean ± SD ($n = 8$). The dose of prednisolone was 10 mg/kg. $^{**}P < 0.01$, compared with the LPS group.

Ohgami et al., *Ophth. Invest. Vis. Sci.* 44(6):2694-2701, 2003

cardax PHARMA

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Astaxanthin in Key Human Trials Reduces : TNF - a , Triglycerides, LDL - C Increases : Adiponectin, HDL - C We provide additional summaries of certain human clinical studies that were published in peer reviewed papers on the following pages 10

ASTAXANTHIN REDUCES INFLAMMATION (TNF-α) IN HUMANS

- 17 subjects at risk for metabolic syndrome (ages 22-65) must have:
  - Waist circumference (>85cm) ***and one of the following:***
    - Fasting plasma glucose >100mg/dL
    - Triglyceride level >150mg/dL
    - HDL cholesterol <40mg/dL
    - Blood pressure >135/85mmHg
- 12 weeks; 16mg daily of nutra astaxanthin (as fatty-acid esters)
- Measures: Interview, hematology, blood chemistry, blood coagulation, glucose and lipid metabolism, physical examination, urinalysis
- Results:
  - TNF-α highly significantly decreased (-30%, p=0.0022)
  - Adiponectin highly significantly increased (+14%, p=0.0053)
  - No significant adverse events noted

cardax PHARMA

Uchiyama & Okada 2008 *J Clin Biochem Nutr* 43 Suppl 1, 38-43.

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• 61 subjects at risk for metabolic syndrome (ages 25 - 60): – Fasting triglyceride level 120 - 200mg/dL (normal to borderline high risk) • Double - blind, placebo - controlled study • 12 weeks; 0, 6, 12, or 18 mg daily of astaxanthin • Measures: lipid profiles, inflammatory marker adiponectin • Results: – TG levels significantly decreased (6 a ,12 a & 18 b mg; - 17, - 25, & - 26%) – HDL - C significantly increased (6 b , 12 b & 18 a mg; +9.8, +14.5, & +7.8%) – Adiponectin levels significantly increased (12 b & 18 a mg; +25 & +20%) Yoshida, H. et al. 2010 Atherosclerosis Apr;209(2):520 - 3. a = p < 0.05 b = p < 0.01 (Difference compared to week 0) CLINICAL EFFICACY OF ASTAXANTHIN IN METABOLIC SYNDROME 12

CLINICAL EFFICACY OF ASTAXANTHIN IN OBESE PATIENTS

- 27 obese subjects (ages 20-55):
- BMI > 25 (excluding diabetes, hypertension, cardio disease)
- Double-blind, placebo-controlled study
- 12 weeks; 20 mg daily of astaxanthin
- Measures: lipid profiles and oxidative stress
- Results:
  - LDL-C significantly decreased (-10.4%)
  - HDL-C non-significantly increased (+6.7%)
  - Oxidative markers significantly decreased (MDA, isoprostanes)
  - Antioxidant markers significantly increased (SOD, total antiox.)
  - No significant triglyceride reduction but baseline was only 110mg/dL cardax PHARMA

Choi, H.D. et al. 2011 *Plant Foods Hum. Nutr.* Epub Oct. 1.

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RATIONALE FOR ASTAXANTHIN IN OSTEOARTHRITIS

- **Current Treatment for OA – Anti-inflammatories**
  - NSAIDS (Celebrex, Alleve, etc.)
  - Steroids (Prednisolone, etc.)
  - Glucosamine/Chondroitin
- **Astaxanthin as an Anti-Inflammatory**
  - TNF-α reduction in animals = predinisolone
  - TNF-α reduction confirmed in humans
  - Impact on COX-2, PGE_2, IL-1β, iNOS, NO, NF-κB,
  - NFκB-Path: NF-κB p65 subunit translocation driven by phosphorylation of Iκ-B by Iκ-B kinase; in turn, driven by ROS
  - Far safer than current treatments
- **Additional Mechanism: ROS in Osteoarthritis**
  - ROS dramatically increased in OA, involved in pain sensation
  - Superoxide anion – SOD major role
  - Astaxanthin is potent, direct scavenger of superoxide anion cardax PHARMA 14

* in relevant animal models ASTAXANTHIN DOES NOT HAVE THE SIDE EFFECTS OF CERTAIN OTHER ANTI - INFLAMMATORY / PAIN RELIEF TREATMENTS 15 Possible Side Effects of the Other Anti - Inflammatory / Pain Relief Drugs Benefits of Astaxanthin Infections (steroids/anti - TNFs) Reduces infections* Cardiovascular complications (NSAIDs) Reduces atherogenesis * Reduces blood clots* Protects tissue following MI* Gastrointestinal bleeding (aspirin) No increase in bleeding* Liver damage (acetaminophen) Reduces liver inflammation and elevated liver enzymes* Labels warning of potential side effects Generally Recognized as Safe (GRAS) Limitations on chronic administration >10 years safety as human nutraceutical

• Sales of astaxanthin products by a leading producer have increased over 100% over past 3 years • Resounding recommendation from Dr. Oz • Supply shortages have impacted astaxanthin market • The Cardax Opportunity SCIENTIFIC RESULTS = MARKET EXPLOSION 16

Current Microalgal Astaxanthin Production is Agricultural which has certain issues • Cannot accommodate demand/does not scale • Inefficient and costly for mass production • Astaxanthin yield variable and at risk (weather, disease) • Requires ideal (tropical) conditions • Optimal dosing impractical (approximately 5 to 15% AX) There is currently no mass market nutraceuticals or pharmaceuticals that use agricultural production methods. All use synthetic chemistry methods . 17 CURRENT ASTAXANTHIN PRODUCTION ISSUES

Cost effective, nature identical Astaxanthin synthetic that can be mass produced and distributed to meet the rapidly growing demand THE CARDAX SOLUTION 18

Why seek pharmaceutical status for Astaxanthin? ▪ A credible pharmaceutical program should increase our revenue opportunities and value ▪ ~3 to 5 low risk, low cost, clinical programs planned (assuming additional financing or strategic partnership) ▪ Potential OTC and RX drug approvals ₋ OTC drug approval for nutra product ₋ Rx for higher doses (e.g ., 5x or 10x approved nutra dose) ▪ Key patents provide strong competitive advantage ₋ 13 issued U.S. and 7 issued global patents (with 6 pending) PHARMACEUTICAL DEVELOPMENT 19

CARDAX PIPELINE

Cardax Lead Product: multiple indications; nutraceutical first, then OTC and Rx development. Initial marketing targets:

Arthritis, Cognitive Decline, Metabolic Syndrome	Astaxanthin and related esters

Other Indications, Products

Liver Disease (NASH, ASH)	Astaxanthin and related esters
Cardiovascular Disease (Atherosclerosis, Stroke)	Astaxanthin and related esters
Neurological Disease (Alzheimer's, Parkinson's)	Astaxanthin and related esters
Ophthalmic Disease (Dry, Wet AMD, Stargardt)	Zeaxanthin and related esters
Prostate Disease (Prostatitis, Prostate Cancer)	Lycophyll and related esters

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focusing on the source of inflammation 21 TM